UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 6, 2012

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CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
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Texas	001-09645	74-1787539
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On November 6, 2012, Clear Channel Outdoor Holdings, Inc. (“CCOH”), an indirect subsidiary of Clear Channel Communications, Inc., issued a press release announcing the pricing of $735,750,000 aggregate principal amount of 6.5% Series A Senior Notes due 2022, which will be issued at an issue price of 99.0% of par, and $1,989,250,000 aggregate principal amount of 6.5% Series B Senior Notes due 2022, which will be issued at par (together, the “Notes”), offered by its indirect, wholly-owned subsidiary, Clear Channel Worldwide Holdings, Inc. (“Clear Channel Worldwide”).

Clear Channel Worldwide intends to use the net proceeds from the offering, together with cash on hand, to pay the consideration in a concurrent tender offer (the “Tender Offer”) Clear Channel Worldwide has undertaken in respect of $500.0 million outstanding aggregate principal amount of its 9.25% Series A Senior Notes due 2017 and $2.0 billion outstanding aggregate principal amount of its 9.25% Series B Senior Notes due 2017 (together, the “Existing Notes”), and to pay related fees and expenses.  Clear Channel Worldwide currently intends to call for redemption on the closing date of the offering any Existing Notes that have not been tendered pursuant to the Tender Offer and use the remaining net proceeds of the offering, together with cash on hand, to satisfy its obligations thereunder.

The Notes and the related guarantees are being offered only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act.  The Notes will not be registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This current report on Form 8-K is not a notice of redemption and is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

A copy of CCOH’s press release announcing the pricing of the offering of the Notes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

99.1
Press Release issued by Clear Channel Outdoor Holdings, Inc. on November 6, 2012 (Incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on November 6, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: November 6, 2012	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1
Press Release issued by Clear Channel Outdoor Holdings, Inc. on November 6, 2012 (Incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on November 6, 2012)